Exhibit 99.4

The Brink’s Company and subsidiaries
Segment Results: 2016 and 2017 (Unaudited)
(In millions, except for percentages)

	Revenues
	2016					2017
	1Q	2Q	3Q	4Q	Full Year	1Q	2Q	Six Months
Revenues:
North America	$292.7	300.8	297.0	319.8	1,210.3	$304.6	311.0	615.6
South America	157.0	170.1	186.7	204.9	718.7	202.2	204.6	406.8
Rest of World	239.2	245.6	251.2	243.4	979.4	233.5	244.0	477.5
Segment revenues - GAAP and Non-GAAP	688.9	716.5	734.9	768.1	2,908.4	740.3	759.6	1,499.9

Other items not allocated to segments(a):
Venezuela operations	32.1	21.5	20.4	35.4	109.4	48.1	46.3	94.4
Acquisitions and dispositions	0.8	1.5	0.5	—	2.8	—	—	—
GAAP	$721.8	739.5	755.8	803.5	3,020.6	$788.4	805.9	1,594.3

	Operating Profit
	2016					2017
	1Q	2Q	3Q	4Q	Full Year	1Q	2Q	Six Months
Operating profit:
North America	$3.7	3.8	8.9	23.7	40.1	$10.2	16.8	27.0
South America	24.2	21.9	35.0	41.5	122.6	39.2	36.4	75.6
Rest of World	18.8	27.8	33.0	31.7	111.3	25.4	25.4	50.8
Segment operating profit	46.7	53.5	76.9	96.9	274.0	74.8	78.6	153.4
Corporate	(13.1)	(13.4)	(13.9)	(17.8)	(58.2)	(21.3)	(17.8)	(39.1)
Non-GAAP	33.6	40.1	63.0	79.1	215.8	53.5	60.8	114.3

Other items not allocated to segments(a):
Venezuela operations	2.7	1.6	2.2	12.0	18.5	21.1	(4.5)	16.6
Reorganization and restructuring	(6.0)	(2.1)	(2.3)	(19.9)	(30.3)	(4.1)	(5.6)	(9.7)
Acquisitions and dispositions	(6.8)	(7.4)	(3.2)	(2.1)	(19.5)	0.4	(2.4)	(2.0)
GAAP	$23.5	32.2	59.7	69.1	184.5	$70.9	48.3	119.2

	Margin
	2016					2017
	1Q	2Q	3Q	4Q	Full Year	1Q	2Q	Six Months
Margin:
North America	1.3%	1.3	3.0	7.4	3.3	3.3%	5.4	4.4
South America	15.4	12.9	18.7	20.3	17.1	19.4	17.8	18.6
Rest of World	7.9	11.3	13.1	13.0	11.4	10.9	10.4	10.6
Non-GAAP	4.9	5.6	8.6	10.3	7.4	7.2	8.0	7.6

Other items not allocated to segments(a)	(1.6)	(1.2)	(0.7)	(1.7)	(1.3)	1.8	(2.0)	(0.1)
GAAP	3.3%	4.4	7.9	8.6	6.1	9.0%	6.0	7.5

(a)	See explanation of items on page 3.

The Brink’s Company and subsidiaries
Segment Results: 2015 (Unaudited)
(In millions, except for percentages)

	Revenues
	2014	2015
	Full Year	1Q	2Q	3Q	4Q	Full Year
Revenues:
North America	$1,296.9	$309.4	310.0	302.8	301.8	1,224.0
South America	839.9	186.1	179.8	175.1	178.3	719.3
Rest of World	1,213.7	260.1	258.3	262.0	253.2	1,033.6
Segment revenues - GAAP and Non-GAAP	3,350.5	755.6	748.1	739.9	733.3	2,976.9

Other items not allocated to segments(a)
Venezuela operations	211.8	20.5	12.2	19.3	32.5	84.5
GAAP	$3,562.3	$776.1	760.3	759.2	765.8	3,061.4

	Operating Profit
	2014	2015
	Full Year	1Q	2Q	3Q	4Q	Full Year
Operating profit:
North America	$40.3	$18.9	10.2	6.3	10.2	45.6
South America	91.0	24.0	22.6	23.2	34.8	104.6
Rest of World	118.9	19.8	22.7	30.9	29.1	102.5
Segment operating profit	250.2	62.7	55.5	60.4	74.1	252.7
Corporate	(115.7)	(19.2)	(22.0)	(20.9)	(23.1)	(85.2)
Non-GAAP	134.5	43.5	33.5	39.5	51.0	167.5

Other items not allocated to segments(a)
Venezuela operations	(94.8)	(17.2)	(38.6)	(0.4)	10.6	(45.6)
Reorganization and restructuring	(21.8)	(1.5)	1.2	(2.9)	(12.1)	(15.3)
Acquisitions and dispositions	43.9	(1.2)	(0.9)	(1.0)	(7.1)	(10.2)
Share-based compensation	(2.4)	—	—	—	—	—
GAAP	$59.4	$23.6	(4.8)	35.2	42.4	96.4

	Margin
	2014	2015
	Full Year	1Q	2Q	3Q	4Q	Full Year
Margin:
North America	3.1%	6.1%	3.3	2.1	3.4	3.7
South America	10.8	12.9	12.6	13.2	19.5	14.5
Rest of World	9.8	7.6	8.8	11.8	11.5	9.9
Non-GAAP	4.0	5.8	4.5	5.3	7.0	5.6

Other items not allocated to segments(a)	(2.3)	(2.8)	(5.1)	(0.7)	(1.5)	(2.5)
GAAP	1.7%	3.0%	(0.6)	4.6	5.5	3.1

(a)	See explanation of items on pages 3-4.

The Brink’s Company and subsidiaries
Other Items Not Allocated To Segments (Unaudited)
(In millions)

As shown in the "Segment Results" tables on pages 1 – 2, Brink’s measures its segment results before income and expenses for corporate activities and for certain other items. See below for a summary of the other items not allocated to segments.

Venezuela operations We have excluded from our segment results all of our Venezuela operating results, due to management’s inability to allocate, generate or redeploy resources globally.  As a result, the Chief Executive Officer, the Company's Chief Operating Decision maker ("CODM"), assesses segment performance and makes resource decisions by segment, excluding Venezuela operating results.

Reorganization and Restructuring
2016 Restructuring
In the fourth quarter of 2016, management implemented restructuring actions across our global business operations and our corporate functions. As a result of these actions, we recognized $18.1 million in related 2016 costs and we recognized an additional $8.0 million in the first six months of 2017 related to this restructuring. We expect to incur additional costs between $14 and $18 million in future periods, primarily severance costs.

Executive Leadership and Board of Directors
In 2015, we recognized $1.8 million in charges related to Executive Leadership and Board of Directors restructuring actions, which were announced in January 2016. We recognized $4.3 million in charges in 2016 related to these restructuring actions.

2015 Restructuring
Brink's initiated a restructuring of its business in the third quarter of 2015. We recognized $11.6 million in related 2015 costs and an additional $6.5 million in 2016 related to this restructuring. The actions under this program were substantially completed by the end of 2016, with cumulative pretax charges of approximately $18 million.
2014 Restructuring
Brink’s reorganized and restructured its business in December 2014. Severance costs of $21.8 million associated with these actions were recognized in 2014 and an additional $1.9 million in costs were recognized in 2015 related to this restructuring.

Due to the unique circumstances around these charges, these management-directed items have not been allocated to segment results and are excluded from non-GAAP results.

Acquisitions and dispositions Certain acquisition and disposition items that are not considered part of the ongoing activities of the business and are special in nature are consistently excluded from non-GAAP results. These items are described below:

2017 Acquisitions and Dispositions

•	Transaction costs related to acquisitions of new businesses in 2017.

•	Gains in the first quarter of 2017 related primarily to the liquidation of our former cash-in-transit operation in Puerto Rico.

•	Amortization expense for acquisition-related intangible assets was $1.7 million in the first six months of 2017. These costs have been excluded from our segment and our consolidated non-GAAP results.

2016 Acquisitions and Dispositions

•
Due to management's decision in the first quarter of 2016 to exit the Republic of Ireland, the prospective impacts of shutting down this operation are included in items not allocated to segments and are excluded from the operating segments effective March 1, 2016. This activity is also excluded from the consolidated non-GAAP results. Beginning May 1, 2016, due to management's decision to also exit Northern Ireland, the results of shutting down these operations are treated similarly to the Republic of Ireland.

•	We recognized a $2.0 million loss related to the sale of corporate assets in the second quarter of 2016.

•	Amortization expense for acquisition-related intangible assets was $3.6 million in 2016. These costs have been excluded from our segment and our consolidated non-GAAP results.

2015 Acquisitions and Dispositions

•	These items related primarily to Brink's sale of its 70% interest in a cash management business in Russia in the fourth quarter of 2015 from which we recognized a $5.9 million loss on the sale.

•	Amortization expense for acquisition-related intangible assets was $4.2 million in 2015. These costs have been excluded from our segment and our consolidated non-GAAP results.

2014 Acquisitions and Dispositions

•	Brink’s sold an equity investment in a CIT business in Peru and recognized a $44.3 million gain. Other divestiture gains were $0.6 million.

•	A favorable adjustment of $0.7 million to the 2010 business acquisition gain for Mexico.

•	Amortization expense for acquisition-related intangible assets was $5.5 million in 2014. These costs have been excluded from our segment and our consolidated non-GAAP results.

Share-based compensation adjustment Accounting adjustment related to share-based compensation of $2.4 million in 2014 was not allocated to segment results. The accounting adjustments revised the accounting for certain share-based awards from fixed to variable fair value accounting. As of July 11, 2014, all outstanding equity awards had met the conditions for a grant date as defined in ASC Topic 718 and have since been accounted for as fixed share-based compensation expense.

The Brink’s Company and subsidiaries
Non-GAAP Results Reconciled to GAAP (Unaudited)
(In millions, except for percentages and per share amounts)

Non-GAAP results described in this press release are financial measures that are not required by or presented in accordance with U.S. generally accepted accounting principles (“GAAP”). The purpose of the Non-GAAP results is to report financial information from the primary operations of our business by excluding the effects of certain income and expenses that do not reflect the ordinary earnings of our operations. The specific items excluded have not been allocated to segments, are described on pages 3-4, and are reconciled to comparable GAAP measures below.

Non-GAAP results adjust the quarterly Non-GAAP tax rates so that the Non-GAAP tax rate in each of the quarters is equal to the full-year estimated Non-GAAP tax rate. The full-year Non-GAAP tax rate in both years excludes certain pretax and income tax amounts. Amounts reported for prior periods have been updated in this report to present information consistently for all periods presented.

The 2017 Non-GAAP outlook amounts for provision for income taxes, income (loss) from continuing operations, EPS from continuing operations, effective income tax rate and Adjusted EBITDA cannot be reconciled to GAAP without unreasonable effort. We cannot reconcile these amounts to GAAP because we are unable to accurately forecast the tax impact of Venezuela operations and the related exchange rates used to measure those operations. The impact of Venezuela operations and related exchange rates during the remainder of 2017 could be significant to our full-year GAAP provision for income taxes, and, therefore, to income (loss) from continuing operations, EPS from continuing operations, effective income tax rate and Adjusted EBITDA.

The Non-GAAP information is intended to provide information to assist analysts and investors with comparability of financial performance and estimates of future performance. Brink’s believes these measures are helpful in assessing operations and estimating future results. Management uses non-GAAP results to evaluate our period-over-period operating performance because our management believes this provides a more comparable measure of our continuing business. Additionally, non-GAAP results are utilized as performance measures in certain management incentive compensation plans.

Non-GAAP Results Reconciled to GAAP

	Full Year 2015			Full Year 2016			YTD '17
	Pre-tax	Tax	Effective tax rate	Pre-tax	Tax	Effective tax rate	Pre-tax	Tax	Effective tax rate
Effective Income Tax Rate
GAAP	$41.1	66.5	161.8%	$125.0	78.5	62.8%	85.8	31.7	36.9%
Retirement plans(e)	31.2	10.8		31.5	11.3		15.9	5.8
Venezuela operations(a)	47.8	(5.5)		(15.9)	(14.1)		(11.5)	(8.7)
Reorganization and Restructuring(a)	15.3	3.9		30.3	7.4		9.7	3.3
Acquisitions and dispositions(a)	10.2	1.4		20.0	1.8		2.0	0.5
U.S. tax on accelerated U.S. income(c)	—	(23.5)		—	—		—	—
Deferred tax valuation allowance(d)	—	—		—	(14.7)		—	—
Income tax rate adjustment(b)	—	—		—	—		—	3.1
Non-GAAP	$145.6	53.6	36.8%	$190.9	70.2	36.8%	101.9	35.7	35.0%

	Full Year 2014
	Pre-tax	Tax	Effective tax rate
Effective Income Tax Rate
GAAP	$(49.0)	36.7	(74.9)%
Retirement plans(e)	79.0	28.3
Venezuela operations(a)	97.9	(1.9)
Reorganization and Restructuring(a)	21.8	6.1
Acquisitions and dispositions(a)	(43.9)	(21.1)
Share-based compensation(a)	2.4	0.4
Non-GAAP	$108.2	48.5	44.8%

Amounts may not add due to rounding.

(a)
See “Other Items Not Allocated To Segments” on pages 3-4 for details. We do not consider these items to be reflective of our core operating performance due to the variability of such items from period-to-period in terms of size, nature and significance.

(b)
Non-GAAP income from continuing operations and non-GAAP EPS have been adjusted to reflect an effective income tax rate in each interim period equal to the full-year non-GAAP effective income tax rate. The full-year non-GAAP effective tax rate is estimated at ~35.0% for 2017 and was 36.8% for 2016, 36.8% for 2015 and 44.8% for 2014.

(c)	The non-GAAP tax rate excludes the U.S. tax on a transaction that accelerated U.S. taxable income because it will be offset by foreign tax benefits in future years.

(d)
There was a change in judgment resulting in a valuation allowance against certain tax attributes with a limited statutory carryforward period that are no longer more-likely-than-not to be realized due to lower than expected U.S. operating results, certain non-GAAP pre-tax items, and other timing of tax deductions related to executive leadership transition.

(e)
Our U.S. retirement plans are frozen and costs related to these plans are excluded from non-GAAP results. Certain non-U.S. operations also have retirement plans. Settlement charges related to these non-U.S. plans are also excluded from non-GAAP results.

The Brink’s Company and subsidiaries
Non-GAAP Results Reconciled to GAAP (Unaudited) - continued
(In millions, except for percentages and per share amounts)

	2016					2017
	1Q	2Q	3Q	4Q	Full Year	1Q		2Q	Six Months

Revenues:
GAAP	$721.8	739.5	755.8	803.5	3,020.6	$788.4		805.9	1,594.3
Venezuela operations(a)	(32.1)	(21.5)	(20.4)	(35.4)	(109.4)	(48.1)		(46.3)	(94.4)
Acquisitions and dispositions(a)	(0.8)	(1.5)	(0.5)	—	(2.8)	—		—	—
Non-GAAP	$688.9	716.5	734.9	768.1	2,908.4	$740.3		759.6	1,499.9

Operating profit (loss):
GAAP	$23.5	32.2	59.7	69.1	184.5	$70.9		48.3	119.2
Venezuela operations(a)	(2.7)	(1.6)	(2.2)	(12.0)	(18.5)	(21.1)		4.5	(16.6)
Reorganization and Restructuring(a)	6.0	2.1	2.3	19.9	30.3	4.1		5.6	9.7
Acquisitions and dispositions(a)	6.8	7.4	3.2	2.1	19.5	(0.4)		2.4	2.0
Non-GAAP	$33.6	40.1	63.0	79.1	215.8	$53.5		60.8	114.3

Taxes:
GAAP	$9.4	14.5	19.5	35.1	78.5	$14.4		17.3	31.7
Retirement plans(e)	2.6	2.9	2.9	2.9	11.3	2.7		3.1	5.8
Venezuela operations(a)	(2.5)	(4.7)	(2.4)	(4.5)	(14.1)	(4.9)		(3.8)	(8.7)
Reorganization and Restructuring(a)	1.9	0.6	0.7	4.2	7.4	1.4		1.9	3.3
Acquisitions and dispositions(a)	0.3	0.9	0.2	0.4	1.8	0.2		0.3	0.5
Deferred tax valuation allowance(d)	—	—	—	(14.7)	(14.7)	—		—	—
Income tax rate adjustment(b)	(1.7)	(1.5)	0.1	3.1	—	2.9		0.2	3.1
Non-GAAP	$10.0	12.7	21.0	26.5	70.2	$16.7		19.0	35.7

Reconciliation to net income (loss):
Net income (loss) attributable to Brink's	$(3.1)	0.3	24.5	12.8	34.5	$34.7		14.2	48.9
Discontinued operations	—	—	—	1.7	1.7	—		0.1	0.1
Income (loss) from continuing operations attributable to Brink's - GAAP	$(3.1)	0.3	24.5	14.5	36.2	$34.7		14.3	49.0
Retirement plans(e)	4.7	5.2	5.0	5.3	20.2	4.6	4.6	5.5	10.1
Venezuela operations(a)	1.7	5.0	0.4	(4.5)	2.6	(8.4)		8.3	(0.1)
Reorganization and Restructuring(a)	4.1	1.5	1.7	16.4	23.7	2.4		3.6	6.0
Acquisitions and dispositions(a)	6.5	6.5	2.9	2.3	18.2	(0.6)		2.1	1.5
Deferred tax valuation allowance(d)	—	—	—	14.7	14.7	—		—	—
Income tax rate adjustment(b)	2.1	1.8	(0.2)	(3.7)	—	(3.1)		(0.2)	(3.3)
Income (loss) from continuing operations attributable to Brink's - Non-GAAP	$16.0	20.3	34.3	45.0	115.6	$29.6		33.6	63.2

EPS:
GAAP	$(0.06)	0.01	0.48	0.28	0.72	$0.67		0.28	0.95
Retirement plans(e)	0.09	0.10	0.10	0.10	0.39	0.09		0.11	0.19
Venezuela operations(a)	0.04	0.09	0.01	(0.09)	0.05	(0.16)		0.15	—
Reorganization and Restructuring costs(a)	0.08	0.03	0.04	0.33	0.47	0.04		0.07	0.12
Acquisitions and dispositions(a)	0.13	0.13	0.06	0.04	0.37	(0.01)		0.04	0.02
Deferred tax valuation allowance(d)	—	—	—	0.29	0.29	—		—	—
Income tax rate adjustment(b)	0.04	0.04	(0.01)	(0.07)	—	(0.06)		—	(0.06)
Non-GAAP	$0.32	0.40	0.68	0.88	2.28	$0.57		0.65	1.23

Non-GAAP margin	4.9%	5.6%	8.6%	10.3%	7.4%	7.2%		8.0%	7.6%

Amounts may not add due to rounding.
See page 5 for footnote explanations.

The Brink’s Company and subsidiaries
Non-GAAP Results Reconciled to GAAP (Unaudited) - continued
(In millions, except for percentages and per share amounts)

	2014	2015
	Full Year	1Q	2Q	3Q	4Q	Full Year

Revenues:
GAAP	$3,562.3	$776.1	760.3	759.2	765.8	3,061.4
Venezuela operations(a)	(211.8)	(20.5)	(12.2)	(19.3)	(32.5)	(84.5)
Non-GAAP	$3,350.5	$755.6	748.1	739.9	733.3	2,976.9

Operating profit (loss):
GAAP	$59.4	$23.6	(4.8)	35.2	42.4	96.4
Venezuela operations(a)	94.8	17.2	38.6	0.4	(10.6)	45.6
Reorganization and Restructuring(a)	21.8	1.5	(1.2)	2.9	12.1	15.3
Acquisitions and dispositions(a)	(43.9)	1.2	0.9	1.0	7.1	10.2
Share-based compensation(a)	2.4	—	—	—	—	—
Non-GAAP	$134.5	$43.5	33.5	39.5	51.0	167.5

Taxes:
GAAP	$36.7	$15.5	7.6	14.1	29.3	66.5
Retirement plans(e)	28.3	2.9	2.7	2.8	2.4	10.8
Venezuela operations(a)	(1.9)	0.6	(2.4)	(2.3)	(1.4)	(5.5)
Reorganization and Restructuring(a)	6.1	0.4	(0.3)	1.0	2.8	3.9
Acquisitions and dispositions(a)	(21.1)	0.4	0.4	0.3	0.3	1.4
Share-based compensation(a)	0.4	—	—	—	—	—
U.S. tax on accelerated U.S. income(c)	—	—	—	—	(23.5)	(23.5)
Income tax rate adjustment(b)	—	(6.1)	2.1	(3.4)	7.4	—
Non-GAAP	$48.5	$13.7	10.1	12.5	17.3	53.6

Reconciliation to net income (loss):
Net income (loss) attributable to Brink's	$(83.9)	$(3.0)	(12.9)	7.6	(3.6)	(11.9)
Discontinued operations	29.1	2.4	(0.1)	0.1	0.4	2.8
Income (loss) from continuing operations attributable to Brink's - GAAP	$(54.8)	$(0.6)	(13.0)	7.7	(3.2)	(9.1)
Retirement plans(e)	50.7	5.4	4.9	5.2	4.9	20.4
Venezuela operations(a)	63.2	11.2	24.9	1.7	(5.7)	32.1
Reorganization and Restructuring(a)	15.0	1.0	(0.8)	1.9	9.3	11.4
Acquisitions and dispositions(a)	(22.8)	0.8	0.5	0.7	6.8	8.8
Share-based compensation(a)	2.0	—	—	—	—	—
U.S. tax on accelerated U.S. income(c)	—	—	—	—	23.5	23.5
Income tax rate adjustment(b)	—	5.0	(0.9)	3.6	(7.7)	—
Income (loss) from continuing operations attributable to Brink's - Non-GAAP	$53.3	$22.8	15.6	20.8	27.9	87.1

EPS:
GAAP	$(1.12)	$(0.01)	(0.26)	0.16	(0.07)	(0.19)
Retirement plans(e)	1.03	0.11	0.11	0.10	0.10	0.41
Venezuela operations(a)	1.28	0.23	0.50	0.04	(0.11)	0.64
Reorganization and Restructuring costs(a)	0.31	0.02	(0.02)	0.04	0.18	0.23
Acquisitions and dispositions(a)	(0.46)	0.02	0.01	0.01	0.14	0.18
Share-based compensation(a)	0.04	—	—	—	—	—
U.S. tax on accelerated U.S. income(c)	—	—	—	—	0.47	0.47
Income tax rate adjustment(b)	—	0.10	(0.02)	0.07	(0.15)	—
Non-GAAP	$1.09	$0.46	0.31	0.42	0.56	1.75

Non-GAAP margin	4.0%	5.8%	4.5%	5.3%	7.0%	5.6%

Amounts may not add due to rounding.
See page 5 for footnote explanations.